UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 18, 2022

Date of Report (date of earliest event reported)

Brookline Capital Acquisition Corp.

(Exact name of Registrant as specified in its charter)

Delaware	001-39488	85-1260244
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

280 Park Avenue, Suite 43W

New York, New York 10017

(Address of principal executive offices)

(646) 603-6716

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one-half of one Redeemable Warrant	BCACU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	BCAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock for $11.50 per share	BCACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported, on March 18, 2022, Brookline Capital Acquisition Corp., a Delaware corporation (“Brookline Capital”) announced that it executed a Business Combination Agreement dated as of March 17, 2022, with Project Barolo Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Brookline Capital and Apexigen, Inc., a Delaware corporation (“Apexigen”).

In connection with the foregoing announcements, Brookline Capital held a joint investor conference call with Apexigen on March 18, 2022. The transcript of the joint conference call is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed business combinations, Brookline Capital intends to file with the SEC a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of Brookline Capital, and after the registration statement is declared effective, Brookline Capital will mail a definitive proxy statement/prospectus relating to the proposed business combinations to its stockholders. This Current Report does not contain all the information that should be considered concerning the proposed business combinations and is not intended to form the basis of any investment decision or any other decision in respect of the business combinations. Additional information about the proposed business combinations and related transactions will be described in Brookline Capital’s combined proxy statement/prospectus relating to the proposed business combinations and the respective businesses of Brookline Capital and Apexigen, which Brookline Capital will file with the SEC. The proposed business combination and related transactions will be submitted to stockholders of Brookline Capital for their consideration. Brookline Capital’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with Brookline Capital’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination and related transactions, because these materials will contain important information about Apexigen, Brookline Capital and the proposed business combination and related transactions. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination will be mailed to stockholders of Brookline Capital as of a record date to be established for voting on the proposed business combinations and related transactions.

Stockholders may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC by Brookline Capital, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Patrick Sturgeon, Chief Financial Officer, Brookline Capital Acquisition Corp., 280 Park Avenue, Suite 43W, New York, New York 10017, or by telephone at (646) 603-6716.

Participants in the Solicitation

Apexigen and Brookline Capital and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Brookline Capital’s stockholders in respect of the proposed business combinations and related transactions. Information regarding Brookline Capital’s directors and executive officers is available in its final prospectus filed with the SEC under Rule 424(b)(4) on January 29, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the preliminary and definitive proxy statements/prospectus related to the proposed business combinations and related transactions when it becomes available, and which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements:

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed business combination and other transactions described herein, Brookline Capital, and Brookline Capital’s management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies thereto and the future business plans of Apexigen and Brookline Capital. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current

Report are based on Brookline Capital’s current expectations and beliefs of the management of Brookline Capital and/or Apexigen in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on Apexigen and Brookline Capital as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Apexigen or Brookline Capital will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including that the Brookline Capital stockholders will approve the transaction, the ability of the post-combination company to meet Nasdaq listing standards, successful clinical results, commercial adoption of approved antibody candidates and that Brookline Capital and Apexigen will have sufficient capital upon the approval of the transactions to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of Brookline Capital’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of Brookline Capital’s filings with the SEC, and in Brookline Capital’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this Current Report are made as of the date hereof, based on information available to Brookline Capital and/or Apexigen as of the date hereof, and Brookline Capital and/or Apexigen assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Conference Call Transcript, dated March 18, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2022

By:	/s/ Dr. Samuel P. Wertheimer
Name:	Dr. Samuel P. Wertheimer
Title:	Chief Executive Officer and Chairman

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